UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-54867 (Commission File Number)	80-0671280 (I.R.S. Employer of Incorporation)

2435 Dixie Highway
Wilton Manors, FL 33305

(Address of principal executive offices, including zip code)

(954) 947-6133

(Registrant’s telephone number, including area code)

LifeApps Brands Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 25, 2019, we filed a Certificate of Amendment to our Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State to change our name from LifeApps Brands Inc. to LGBTQ Loyalty Holdings, Inc. The form of and filing of the Certificate of Amendment was approved by our Board of Directors. Since the Charter Amendment related solely to a name change, the approval of our stockholders was not required under Delaware law. Our trading symbol will remain “LFAP”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ Loyalty Holdings, Inc.

Date: April 29, 2019	By: /s/ Robert A. Blair
Name: Robert A. Blair
Title: Chief Executive Officer